SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 5, 2002
                               (DECEMBER 4, 2002)



                          CHESAPEAKE ENERGY CORPORATION
             (Exact name of Registrant as specified in its Charter)



    OKLAHOMA                          1-13726                73-1395733
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission File No.)    (IRS Employer
    of incorporation)                                      Identification No.)


            6100 NORTH WESTERN AVENUE, OKLAHOMA CITY, OKLAHOMA     73118
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              (Address of principal executive offices)              (Zip Code)



                                 (405) 848-8000
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              (Registrant's telephone number, including area code)


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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS

     Chesapeake Energy Corporation ("Chesapeake") issued a Press Release on December 4, 2002 announcing an agreement to acquire $300 million of Mid-Continent Gas Reserves from ONEOK, Inc. The following was included in the press release:

     OKLAHOMA CITY, OKLAHOMA, DECEMBER 4, 2002 - Chesapeake Energy Corporation (NYSE:CHK) today announced that it has agreed to acquire $300 million of Mid-Continent gas assets through an acquisition of a wholly-owned subsidiary of Tulsa-based ONEOK, Inc. (NYSE:OKE). Based on its own internal engineers' estimates, Chesapeake believes that it will acquire approximately 200 billion cubic feet of gas equivalent (bcfe) of proved gas reserves and current gas production of approximately 47,000 thousand cubic feet of gas equivalent (mcfe) per day in the ONEOK transaction. The proved reserves have a reserves-to-production index of 11.0 years, are 94% natural gas and are 88% proved developed. After allocating $25 million of the purchase price to unevaluated leasehold for probable and possible reserves, Chesapeake's acquisition cost per mcfe of proved reserves will be $1.38. The acquisition is expected to close on January 31, 2003 and is subject to satisfaction of customary closing conditions.

                          ASSET HISTORY AND DESCRIPTION

     ONEOK and its affiliates have a long operating history in Oklahoma, commencing with the drilling of their first gas supply wells in eastern Oklahoma's Arkoma Basin in the early 1900's to provide retail gas service in Oklahoma. Through value-added drilling and strategic acquisitions over a number of years, ONEOK has developed one of the highest-quality natural gas asset bases in the Mid-Continent and owns substantial interests in a number of fields in the Anadarko and Arkoma Basins that are very significant to Chesapeake, including:
South Panola, Red Oak, Wilburton, Brooken and Quinton in the Arkoma Basin and Hugoton, Watonga-Chickasha, Carpenter, Strong City, Clinton, Arapaho, Morewood, Thomas, Eakly, Verden, Sahara, Bradley, Golden Trend and Springer in the
Anadarko Basin. Of the properties being acquired, 87% are located within townships in which Chesapeake already owns properties. Chesapeake believes that the consolidation of assets in these fields will result in numerous operational efficiencies and enhanced drilling opportunities.

                               MANAGEMENT COMMENTS

     Aubrey K. McClendon, Chesapeake's Chief Executive Officer, commented, "We are very pleased to announce our most recent acquisition of Mid-Continent gas assets. The ONEOK acquisition fits perfectly with our existing Mid-Continent assets and with Chesapeake's business strategy of creating value by acquiring and developing low-cost, long-lived natural gas assets in the Mid-Continent region of the U.S. This transaction will increase our company's proved reserves to almost 2.5 tcfe and our current production to over 565,000 mcfe per day. Based on the results achieved from our previous acquisitions in the Mid-Continent, we expect to substantially increase the value of ONEOK's reserves through additional drilling, lower administrative costs and reduced operating costs.

     Since January 1998, our company has discovered or acquired over three tcfe of proved natural gas reserves at the very attractive average cost of less than $1.20 per mcfe. As a result, Chesapeake has become the largest producer of natural gas in the Mid-Continent, one of the ten largest independent gas producers in the U.S. and one of the most profitable companies in the industry. We believe the combination of our successful acquisition and drilling programs, high revenue realizations, low operating costs and value-added hedging strategies will enable Chesapeake to continue generating top-tier returns to our investors. In the past three years, Chesapeake has delivered the second best stock price performance in the industry and one of the top 10 performances among all NYSE-listed companies. Today's announcement provides further evidence of our ongoing commitment to creating industry-leading value through further consolidation of high-quality gas assets in the Mid-Continent."

     This document  contains  forward-looking  statements  within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include estimates and give our current expectations or forecasts of future events. They are based on our historical operating trends, our existing commodity hedging position and our current estimate of proved reserves. Although we believe our forward-looking statements are reasonable, they can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. For example, statements concerning the fair values of derivative contracts and their estimated contribution to our future results of operations are based upon market information as of a specific date. These market prices are subject to significant volatility. Factors that could cause actual operating and financial results to differ materially from expected results include the volatility of oil and gas prices, our substantial indebtedness, our commodity price risk management activities, the cost and availability of drilling and production services, our ability to replace reserves, the availability of capital, uncertainties inherent in evaluating our own reserves and the reserves we acquire, drilling and operating risks and other risk factors described in the company's 2001 annual report on Form 10-K and subsequent filings with the Securities and Exchange Commission.

     Chesapeake Energy Corporation is one of the 10 largest independent natural gas producers in the U.S. Headquartered in Oklahoma City, the company's operations are focused on exploratory and developmental drilling and producing property acquisitions in the Mid-Continent region of the United States. The company's Internet address is www.chkenergy.com.

     Chesapeake   issued  an  additional  Press  Release  on  December  4,  2002 announcing a common stock offering. The following was included in the press release:

     OKLAHOMA CITY, OKLAHOMA, DECEMBER 4, 2002 - Chesapeake Energy Corporation (NYSE:CHK) today announced that it intends to commence a proposed public offering of 20 million shares of common stock.


     Chesapeake intends to use the net proceeds of the offering to finance, in part, the recently announced acquisition of natural gas properties from ONEOK, Inc., which is scheduled to close in January 2003, or in the event the ONEOK acquisition is not consummated, proceeds will be used for general corporate purposes including possible future acquisitions.

     This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any state.

     This document  contains  forward-looking  statements  within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include estimates and give our current expectations or forecasts of future events. Although we believe our forward-looking statements are reasonable, they can be affected by inaccurate assumptions or by known or unknown risks and uncertainties.

     Chesapeake Energy Corporation is one of the 10 largest independent natural gas producers in the U.S. Headquartered in Oklahoma City, the company's operations are focused on exploratory and developmental drilling and producing property acquisitions in the Mid-Continent region of the United States.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                CHESAPEAKE ENERGY CORPORATION



                                                By: /s/ Aubrey K. McClendon
                                                    ---------------------------
                                                        Aubrey K. McClendon
                                                     Chairman of the Board and
                                                      Chief Executive Officer

Dated:        December 5, 2002